Drew Industries Incorporated

(NYSE: DW)









A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components, and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, employee retention, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, seasonality and cyclicality in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the pace of and successful integration of acquisitions, realization of efficiency improvements, the successful entry into new markets, the costs of compliance with increased governmental regulation, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, and in our subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

SECTION I

Overview

Drew's Segments – LTM 12/2013

Net Sales - $1,016 million


MH = $122 million
12%
RV = $894 million
88%



Segment Operating Profit - $80 million


MH = $12 million
15%
RV = $68 million
85%



Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $1,016 Million for the 12 Months Ended December 31, 2013


RV Furniture and Mattresses: $100 million
RV Chassis, Slide-outs and Other Chassis Parts: $493 million
MH Chassis and Chassis Parts: $38 million
Other Products: $64 million
Axles and Suspension Products: $72 million
RV Segment Windows and Doors: $182 million
MH Segment Windows and Doors: $67 million
10%
48%
4%
6%
7%
18%
7%

Financial Performance



Net Sales and EBITDA (1) (in millions)
Net Sales
EBITDA
RV Segment net sales
MH Segment net sales
EBITDA
$1,200
$1,000
$800
$600
$400
$200
$0
$120
$105
$90
$75
$60
$45
$30
$15
$0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$573
$681
$901
$1,016
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$122
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

(1) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 46).*

Management Team

- Jason Lippert, CEO
  - 15+ years with Drew
- Scott Mereness, President
  - 15+ years with Drew
- Joe Giordano, CFO & Treasurer
  - 10+ years with Drew

SECTION II

RV Industry

RV Market

TOWABLE RVS (Approximately 81% of Drew's RV Segment net sales)



Travel trailer



Fifth-wheel travel trailer



Travel trailer with expandable ends



Sport utility RV "Toy Hauler"



Folding camping trailer



Truck camper

- 88% of industry 2013 unit sales
- 66% of 2012 wholesale dollar sales, or $7.0 billion
- Retail cost $4,000 to $100,000 per unit. Average about $29,000

MOTORHOMES (Approximately 5% of Drew's RV Segment net sales)



Type A Motorhome



Type B Motorhome



Type C Motorhome

- 12% of industry 2013 unit sales
- 34% of 2012 wholesale dollar sales, or $3.7 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $131,000

Why We are Optimistic

- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



- Positive demographics
  - The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
  - One in ten vehicle-owning households between 50 and 64 owns at least one RV

RVs - Industry Wholesale Shipments

Approximately 81% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs



Industry Units
(Industry units in thousands)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
257
311
321
370
384
391
353
237
166
242
252
286
321
340
49
60
62
73
61
56
55
28
13
25
25
28
38
44
51
55
45
43
42
42
36
24
15
18
14
15
15
15
157
196
214
254
281
293
262
185
138
199
213
243
268
281
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 P

RV Share Held by TTs & 5th Wheels	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 P
	61%	63%	67%	69%	73%	75%	74%	78%	83%	82%	85%	85%	83%	83%

Projections for 2014 are the latest published by the RVIA (February 2014).

RV Industry Trends



Travel Trailer and 5th Wheel RVs, Drew's primary RV market
(Units in thousands)
Units
300
275
250
225
200
175
150
125
100
75
50
25
0
Wholesale
Retail
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
253.4
2008
2009
2010
2011
2012
2013
Dealer Inventory Change
(41.3)
(26.0)
13.2
6.9
20.1
14.6

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

SECTION III

Our RV Segment

RVs - Industry Wholesale Shipments

(Compared to Drew's Performance)



Industry Units
Approximately 81% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
257
49
51
157
$108
311
60
55
177
$171
321
62
45
157
$220
370
73
43
254
$346
384
61
42
281
$448
391
56
42
293
$509
353
55
36
262
$492
237
28
24
185
$368
166
15
138
$313
242
25
18
199
$477
252
25
14
213
$571
286
28
15
243
$781
321
38
15
268
$894
340
44
15
281
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 P
RV Share Held by TTs & 5th Wheels
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
85%
83%
83%

(1) Projections for 2014 are the latest published by the RVIA (February 2014).

Content Per New Towable RV

- Approximately 81% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield approximately $5,000 per Towable RV
- Growth in RV "features" drives content increases



2001-2013 average content increase = $170 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,716
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%

At industry production levels for the 12 months ended December 2013, each $100 increase in content adds approximately $27 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 5% of RV Segment net sales are for Motorized RVs
- 100% market share in existing products would yield approximately $5,000 per Motorized RV



2004-2013 average content increase = $122 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,252
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
RV Segment operating profit margin	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%

At industry production levels for the 12 months ended December 2013, each $100 increase in content adds approximately $4 million in sales for Drew.

RV Segment Net Sales by Type


LTM 12/13- $894 Million
$93 million
10%
$25 million
4%
$48 million
5%
$728
million
81%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries


LTM 12/12- $781 Million
$74 million
9%
$19 million
3%
$35 million
4%
$653
million
84%

SECTION IV

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown MHs built since 1995 sustain no more damage in hurricanes than site-built homes

Manufactured Housing – Industry Production


Industry Units
(Industry units in thousands)
Multi-Sections
Single-Section
250
200
150
100
50
0
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 9.8% operating profit margin for the 12 months ended December 31, 2013

SECTION V

Our Manufactured Housing Segment

Manufactured Housing – Industry Production
(Compared to Drew's Performance)


Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
117
33
84
$220
96
31
65
$177
82
30
52
$142
50
19
31
$85
50
20
30
$96
52
25
27
$111
55
26
29
$120
60
28
32
$122
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

- 100% market share in existing products would yield approximately $4,500 per home
- Affordability of the homes constrains content growth


$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,307
$1,368
$1,493
$1,465
$1,332
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.52	1.54	1.54
MH Segment operating profit margin	9.4%	9.7%	9.2%	8.4%	8.9%	8.1%	5.8%	4.3%	0.5%	8.3%	9.8%	10.3%	9.8%

See Page 20 for Industry Information

MH Segment Net Sales by Type

LTM 12/13- $122 Million


$28 million
23%
$14 million
11%
$80 million
66%
OEM
Aftermarket
Adjacent Industries

LTM 12/12 - $120 Million


$27 million
22%
$13 million
11%
$80 million
67%

SECTION VI

Strategy

Business Strategy

- **Maximize profitability and return on assets through**
  - **New product introductions**
  - **Market share growth**
  - **Operational efficiencies**
  - **Diversification to related industries**
  - **Strategic acquisitions**
- **This strategy accomplished through**
  - Outstanding customer service
  - Motivating management through strong profit incentives
  - Low cost manufacturing:
    - Optimizing production efficiencies and implementing stringent cost controls
  - Working capital management
  - R & D efforts
  - Disciplined and patient acquisition philosophy

Expanding Our Growth Potential

Opportunities	Est. Total Market
2011 – Newly Developed Line of RV Awnings	$ 175 million
2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
2011 – Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 250 million
2014 – Electronic control systems	$ 50 million
Total Market	**$ 1.0 billion**

International

During the third quarter of 2013, the Company hired a new Director of International Business Development, who will spend time in Australia, Europe and China, assessing the dynamics of the local marketplace, building relationships with manufacturers and helping the Company introduce its existing products and develop new products for those markets. Over the past several years, the Company has been gradually growing sales overseas, primarily in Europe and Australia, and export sales represented approximately 1 percent of consolidated net sales in 2013. Through this new position, the Company will explore opportunities to increase sales of its products to international markets.

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers

New Products and Acquisitions



2006
2007
2008
2009
2010
2011
ACQUIRE TRAIL AIR: Adding RV suspension products
ACQUIRE HAPPIJAC: Adding patented bed lifts for RVs
ACQUIRE COACH STEP: Adding electric steps for motorhomes
ACQUIRE EXTREME ENGINEERING: Expanding specialty trailer product line
Began production of entry doors for RVs
ACQUIRE SEATING TECHNOLOGY: Adding furniture for RVs in Midwest market
Began production of entry doors for MH
ACQUIRE QUICKBITE TM: Adding a new innovative coupler
ACQUIRE SCHWINTEK: Adding wall-slide mechanism and motorhome leveling devices
ACQUIRE LEVEL-UP TM: Adding leveling system for fifth-wheel RVs
ACQUIRE SELLERS: Adding chassis customization & suspension for motorhomes & transit buses

New Products and Acquisitions


Introduce RVLOCK remote locking product
ACQUIRE M-TEC: Adding components for RVs and mobile office units
ACQUIRE EA TECHNOLOGIES: Expanding towable RV chassis and slide-out mechanisms
ACQUIRE M&M FABRICATORS: Expanding chassis customization operation
Introduce RV awnings
ACQUIRE Midstates: Adding Tool & Die and automation capabilities
ACQUIRE STAR DESIGN (1): Expanding plastic thermoforming
2011
2012
2013
2014
ACQUIRE HOME-STYLE: Expanding furniture for RVs in Northwest market
ACQUIRE STARQUEST: Adding windows for truck caps, horse trailers and buses
ACQUIRE AMERIMAX: Additional RV towable entry doors
ACQUIRE Fortress: Expanding specialized RV chassis
ACQUIRE INNOVATIVE DESIGN SOLUTIONS: Electronic control systems

(1) Reached an agreement in principle to acquire certain assets and the Business.

2012 – 2014 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Amerimax	$ 1.7	$ 6	Entry doors for towable RVs
Midstates	$ 1.5	$ 2	Manufacture of tools and dies, as well as automation equipment
Fortress	$ 3.3	$ 3	Specialized RV chassis
Innovative Design Solutions[1]	$ 36.0	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design[2]	$ 12.0	$ 10	Thermoformed plastics products
Total	$ 54.5	$ 40	

(1) Plus contingent consideration payable on future sales.
(2) Reached an agreement in principle to acquire certain assets and the Business.

SECTION VII

Operating Results

Operating Results

Three Months Ended December 31,

($ in millions, except EPS)	2012[(1)]	2013	Change
Net Sales	$ 200.2	$ 224.9	12%
Operating Profit	$ 8.3	$ 16.2	95%
% of Sales	4.1%	7.2%	
Net Income	$ 5.7	$ 11.1	95%
Diluted EPS	$ 0.25	$ 0.46	84%

(1) Excludes executive succession. Actual 2012 operating profit was $6.8M which is 3.4% of sales. Actual 2012 net income was $4.7M, or diluted EPS of $0.21.

Operating Results

Twelve Months Ended December 31,

($ in millions, except EPS)	2012(1)	2013(2)	Change
Net Sales	$ 901.1	$ 1,015.6	13%
Operating Profit	$ 59.6	$ 80.2	35%
% of Sales	6.6%	7.9%	
Net Income	$ 38.3	$ 51.3	34%
Diluted EPS	$ 1.68	$ 2.16	29%

(1) Excludes executive succession. Actual 2012 operating profit was $58.1M which was 6.4% of sales. Actual 2012 net income was $37.3M, or diluted EPS of $1.64.

(2) Excludes executive succession. Actual 2013 operating profit was $78.3M which was 7.7% of sales. Actual 2013 net income was $50.1M, or diluted EPS of $2.11.

Results By Segment

Three Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	2012	2013	Change
Net Sales:			
RV Segment	$ 172.0	$ 198.7	16%
MH Segment	$ 28.3	$ 26.3	(7%)
Operating Profit:			
RV Segment	$ 6.2	$ 14.2	129%
MH Segment	$ 2.1	$ 2.0	(5%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	3.6%	7.1%	
MH Segment	7.4%	7.6%	

Results By Segment

FINANCIAL PERFORMANCE

Twelve Months Ended December 31,

($ in millions)	2012	2013	Change
Net Sales:			
RV Segment	$ 780.9	$ 893.7	14%
MH Segment	$ 120.2	$ 121.9	1%
Operating Profit:			
RV Segment	$ 47.2	$ 68.2	44%
MH Segment	$ 12.4	$ 11.9	(4%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	6.0%	7.6%	
MH Segment	10.3%	9.8%	

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/10	$ -	$ 44[1]	$ 44[1]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[2]	$ 10[2]	$ 1
12/31/13	$ -	$ 66[3]	$ 66[3]	$ 5

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

(2) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(3) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/10	12/31/11	12/31/12	12/31/13
Total Assets	$ 307	$ 351	$ 374	$ 453
Total Debt	$ -	$ -	$ -	$ -
Cash & Investments	$ 44(3)	$ 7	$ 10(4)	$ 66(5)
Stockholders' Equity	$ 243(3)	$ 277	$ 284(4)	$ 314(5)
RATIOS				
Days Sales in A/R(1)	13 days	17 days	14 days	16 days
Inventory Turns(2)	6.5 turns	6.2 turns	7.8 turns	7.9 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

(3) After cash dividend of $1.50 per share, or $33 million, paid in December 2010.

(4) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.

(5) Prior to cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

Cash Flow

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (13)[1]	$125 million
Capital expenditures	$ 99 million
Special dividends	$125 million
Stock repurchases	$ 2 million
Total	**$ 351 million**

(1) Includes the acquisition of Innovative Design Solutions purchased in Q1 2014 for $36 million.

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/10	12/31/11	12/31/12	12/31/13
Return on Equity	11%	11%	13%	16%
Return on Assets	9%	9%	10%	12%
Total Debt to Equity	0.00	0.00	0.00	0.00
Total Debt to EBITDA [(1)]	0.00	0.00	0.00	0.00

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 46).

The Future

- Increasing RV content
- RV industry growth
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery







Stock Price History

- Drew has 23.5 million shares outstanding and a market capitalization of approximately $1.23 billion as of March 7, 2014



60
50
40
30
20
10
0
$5
$8
$14
$18
$28
$26
$44
$27
$12
$6
$21
$21
$23
$32
$51
$52
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
3/9/09
2009
2010
2011
2012
2013
3/7/14
(December 31, unless noted)

Analyst Coverage

Citi Research
Gregory Badishkanian – (212) 816-2720

CJS Securities
Dan Moore – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Jason D. Lippert
Chief Executive Officer
574-535-1125
JasonL@lci1.com

Joseph S. Giordano III
CFO & Treasurer
574-535-1125
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

($ in millions)	2010	2011	2012	2013
Operating Profit (Loss)	$45.2	$48.5	$58.1	$78.3
Depreciation & Amortization	$17.1	$20.5	$25.7	$27.5
Goodwill Impairment	$ -	$ -	$ -	$ -
EBITDA	$62.5	$69.0	$83.8	$105.8
Capital Expenditures	$10.1	$ 24.3	$32.0	$32.6

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)

	2010	2011	2012	2013
Net Sales:				
RV Segment	$ 477.2	$ 570.6	$ 780.9	$ 893.7
MH Segment	95.6	110.6	120.2	121.9
Total Net Sales	$ 572.8	$ 681.2	$ 901.1	$1,015.6
Operating Profit:				
RV Segment	$ 37.3	$ 37.7	$ 47.2	$ 68.2
MH Segment	8.1	10.8	12.4	11.9
Total Segment Operating Profit	45.4	48.5	59.6	80.2
Executive succession	-	-	(1.5)	(1.9)
Total Operating Profit	$ 45.4	$ 48.5	$ 58.1	$ 78.3